                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT



                                     among



                              KINDER MORGAN, INC.



                              and its Stockholders





                               -----------------

                           Dated as of June 16, 1999
                       and effective as set forth herein

                               -----------------

                               TABLE OF CONTENTS

                                                                                                              PAGE NO.
                                                                                                              --------

SECTION 1.        Definitions.....................................................................................1

SECTION 2.        Securities Subject to this Agreement............................................................2
    (a)           Registrable Securities..........................................................................2
    (b)           Holders of Registrable Securities...............................................................2

SECTION 3.        Demand Registration.............................................................................3
    (a)           Request for Demand Registration.................................................................3
    (b)           Company Obligation to Register..................................................................3
    (c)           Underwriting Procedures.........................................................................4
    (d)           Selection of Underwriters.......................................................................4

SECTION 4.        Piggy-Back Registration.........................................................................4

SECTION 5.        Holdback Agreements.............................................................................5
    (a)           Restrictions on Public Sale by Holders..........................................................5
    (b)           Restrictions on Public Sale by the Company......................................................5

SECTION 6.        Registration Procedures.........................................................................5
    (a)           Obligations of the Company......................................................................5
    (b)           Seller Information..............................................................................8
    (c)           Notice to Discontinue...........................................................................9

SECTION 7.        Registration Expenses...........................................................................9

SECTION 8.        Indemnification; Contribution..................................................................10
    (a)           Indemnification by the Company.................................................................10
    (b)           Indemnification by Holders.....................................................................10
    (c)           Conduct of Indemnification Proceedings.........................................................10
    (d)           Contribution...................................................................................11
    (e)           Survival.......................................................................................11

SECTION 9.        Rules 144 and 144A.............................................................................12

SECTION 10.       Limitation on Registration Rights of Others....................................................13

SECTION 11.       Miscellaneous..................................................................................13
    (a)           Recapitalizations, Exchanges, Etc..............................................................13
    (b)           No Inconsistent Agreements.....................................................................13
    (c)           Remedies.......................................................................................13

    (d)           Amendments and Waivers.........................................................................13
    (e)           Notices........................................................................................13
    (f)           Successors and Assigns.........................................................................14
    (g)           Effectiveness..................................................................................14
    (h)           Counterparts...................................................................................14
    (i)           Headings.......................................................................................14
    (j)           Governing Law..................................................................................14
    (k)           Severability...................................................................................14
    (l)           Entire Agreement...............................................................................15

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of June 16, 1999, but effective as set forth in
Section 11(g) below, by and among KINDER MORGAN, INC., a Delaware corporation (the "Company"), and its Stockholders listed on the signature pages hereto (individually, a "Stockholder" and collectively, the "Stockholders").

                              Statement of Purpose

         The Stockholders are the holders of all of the outstanding capital stock of the Company described on Schedule 1 hereto. The Company has agreed to provide registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. For the purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth below:

         "Approved Underwriter" shall have the meaning assigned thereto in
Section 3(d).

         "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of the Company as in effect on the date hereof.

         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

         "Common Stock" means (a) the common stock of the Company, par value $0.01 per share and (b) any other capital stock into which such stock is reclassified or reconstituted.

         "Company Underwriter" shall have the meaning assigned thereto in
Section 4.

         "Demand Registration" means a demand registration requested by the holders of Registrable Securities pursuant to Section 3.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holders' Counsel" shall have the meaning assigned thereto in Section 6(a)(i).

         "Inspector" shall have the meaning assigned thereto in Section 6(a)(viii).

         "Kinder" means Richard D. Kinder and his assignees pursuant to this Agreement.

         "Morgan" means Morgan Associates, Inc. and its assignees pursuant to this Agreement.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

         "Public Offering" means a public offering of the Common Stock pursuant to a registration statement declared effective under the Securities Act.

         "Records" shall have the meaning assigned thereto in Section
6(a)(viii).

         "Registrable Securities" means all shares of Common Stock now or hereafter acquired by any party hereto (including pursuant to Section 11(f), but excluding the Company) or his, her or its successors or assigns, whether pursuant to conversion or exercise of securities convertible into Common Stock or options, warrants or other rights to subscribe for Common Stock or otherwise, and any other common equity securities of the Company issued in exchange for, upon a reclassification of, or in a distribution with respect to, the Common Stock.

         "Registration Expenses" shall have the meaning assigned thereto in
Section 7.

         "Requesting Holders" shall have the meaning assigned thereto in
Section 3(a).

         "Securities Act" means the Securities Act of 1933, as amended.

         SECTION 2. Securities Subject to this Agreement.

         (a) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective registration statement or (ii) the entire amount of Registrable Securities proposed to be sold by a party hereto in a single sale are or, in the opinion of counsel reasonably satisfactory to the Company, may be distributed to the public in such single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act.

         (b) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option, warrant or other right to purchase, or a security convertible into, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable

Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option, warrant or other right or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

         SECTION 3. Demand Registration.

         (a) Request for Demand Registration. At any time after the Company has qualified for Form S-3 (or any successor form), (i) the holders of a majority of the Registrable Securities then outstanding (excluding any Registrable Securities owned by Kinder or Morgan) or (ii) Kinder or Morgan (in either case of clause (i) or (ii), the "Requesting Holders") may make a written request for registration of Registrable Securities under the Securities Act, and under the securities or blue sky laws of any jurisdiction reasonably designated by the Requesting Holders (subject to the limitations in Section 6(a) (iv); provided, that (1) subject to Section 3(c), the Company will not be required to effect more than two registrations under each of clause (i) and (ii) pursuant to this
Section 3 (a), (2) the Company will not be required to effect any such registration within a period beginning on the effective date of a registration statement filed by the Company on its behalf covering a public offering of its Common Stock and ending on the later of (A) 180 days thereafter and (B) the expiration of any lock-up period required by the underwriters in connection therewith and (3) the Company may, if the Board of Directors determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have an adverse effect on the Company, defer such Demand Registration for a single period not to exceed 90 days. The Company shall exercise reasonable good faith efforts to qualify to register Registrable Securities on Form S-3 (or any successor form) as soon as such registration is available after the Company's initial Public Offering.

         (b) Company Obligation to Register. Each request for a Demand Registration pursuant to Section 3(a) shall specify the amount of the Registrable Securities proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is reasonably desired. Upon a request for a Demand Registration, the Company shall promptly and in any event at least 30 days prior to the filing date give notice of such request to all other holders of Registrable Securities. Such other holders shall, subject to Section 3(c), be entitled to participate in such registration on the same basis as the Requesting Holders; provided that such holders notify the Company of their desire to be included in the registration statement within 10 days after receipt of such notice from the Company. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for a period of not less than six months or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement (i) have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), or (ii) may, in the opinion of counsel reasonably satisfactory to the Company, be distributed to the public in a single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration does not become effective due to the actions or inactions of the holders of the

Registrable Securities included in such Registration Statement, in which case such holders shall be responsible for the Registration Expenses.

         (c) Underwriting Procedures. If the Requesting Holders so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(d). In such event, if the Approved Underwriter advises the Company, which advice shall be confirmed in writing, that in its opinion marketing considerations require a limitation on the number of securities to be sold, the Company shall include in such registration only the number of Registrable Securities which, in the good faith opinion of such Underwriter, can be sold, selected in the following order:

                  (i) in the case of Section 3(a)(i), first, the Registrable Securities requested to be included by the holders of Registrable Securities (other than Kinder and Morgan), pro rata, based on the number of Registrable Securities owned by each such Person; and second, the Registrable Securities requested to be included by Kinder and Morgan, pro rata, based on the number of Registrable Securities owned by each such Person.

                  (ii) in the case of Section 3(a)(ii), first, the Registrable Securities requested to be included by Kinder and Morgan, pro rata, based on the number of Registrable Securities owned by each such Person; and second, the Registrable Securities requested to be included by the holders of Registrable Securities (other than Kinder and Morgan), pro rata, based on the number of Registrable Securities owned by each such Person.

         (d) Selection of Underwriters. In connection with requesting a Demand Registration of Registrable Securities pursuant to Section 3(a), the Company shall select a managing underwriter or underwriters (the "Approved Underwriter"); provided, that the Approved Underwriter shall, in any case, be reasonably acceptable to the Requesting Holders.

         SECTION 4. Piggy-Back Registration. At any time after the initial Public Offering of the Company, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock by the Company for its own account, or an offering of Common Stock for the account of any stockholder of the Company or any group of such stockholders (other than a registration statement on Form S-4 or S-8 or any successor forms or any other forms not available for registering capital stock for sale to the public), then the Company shall give notice of such proposed filing to each holder of Registrable Securities at least 30 days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including whether the offering will be underwritten and those jurisdictions where registration under the securities or blue sky laws is intended) and offer such holders the opportunity to register the number of Registrable Securities as each such holder may request. The Company shall use its best efforts, within 10 days of the notice provided for in the preceding sentence, to cause the managing underwriter or underwriters of a proposed underwritten offering (the "Company Underwriter") to permit the holders of Registrable Securities who have requested to participate in the registration for such offering to include such Registrable Securities in such offering on the same terms and conditions as the securities of the Company included therein, including execution of an underwriting agreement in customary form. Notwithstanding the foregoing, if the Company Underwriter delivers a written opinion to the holders of Registrable Securities that marketing considerations require a limitation on the number of securities to be sold, then the amount of securities in excess of the amount to be registered for sale by the Company to be offered for the account of holders of Registrable Securities requesting registration shall be reduced pro rata based on the Registrable Securities held by each such holder, to the extent necessary to reduce the total securities to be included in the offering to the amount recommended by the Company Underwriter. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Section 4.

         SECTION 5. Holdback Agreements.

         (a) Restrictions on Public Sale by Holders. To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the filing of such registration statement and ending on the later of (i) 180 days after the effective date of such registration statement or the commencement of a public distribution of the Registrable Securities pursuant to such registration statement or (ii) the expiration of any lock-up period required by the underwriters, if any, of such offering.

         (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8 or any successor to such forms or any other forms not available for registering capital stock for sale to the public) during the period beginning on the filing of any registration statement in which the holders of Registrable Securities are participating and ending on the later of (i) 90 days after the effective date of any such registration statement and (ii) the expiration of any lock-up period required by the underwriters, if any, of such offering.

         SECTION 6. Registration Procedures.

         (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Sections 3 or 4, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                  (i) prepare and file with the Commission (as promptly as practicable, but in any event not later than 90 days after receipt of a request to file a registration statement with respect to Registrable Securities, subject to extension as provided in Section 3(a)(iii)) a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (A) provide counsel selected by the holders of a majority of the Registrable Securities being registered in such registration ("Holders' Counsel") with an adequate and appropriate opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, which documents shall be subject to the review of Holders' Counsel, and (B) notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or, to the Company's knowledge, threatened by the Commission and take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                  (ii) (A) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months or such shorter period which will terminate when all Registrable Securities covered by such registration statement (I) have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable), or (II) may, in the opinion of counsel reasonably satisfactory to the Company, be distributed to the public in a single sale pursuant to Rule 144 (or any successor provision then in force) under the Securities Act, and (B) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) as soon as reasonably possible, furnish to each seller of Registrable Securities, prior to filing a registration statement, copies of such registration statement as it is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Securities reasonably requests, and to continue such qualification in effect in such jurisdictions for as long as is permissible pursuant to the laws of such jurisdictions, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not be obligated to effect, or take any action to effect, any such registration or qualification in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration or qualification unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                  (v) use its reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

                  (vi) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

                  (vii) enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Sections 3 or 4) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

                  (viii) make available for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or to confirm that no such misstatement or omission has been made, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (C) the information in such Records has been made generally available to the public or is required to be filed with the Commission. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;


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

                  (ix) if such sale is pursuant to an underwritten offering, obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as Holders' Counsel or the managing underwriters reasonably request;

                  (x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the registration statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as such seller or underwriters may reasonably request and are customarily included in such opinions;

                  (xi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the registration statement, an earnings statement covering a period of 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of
Section 11(a) of the Securities Act;

                  (xii) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; provided, that the applicable listing requirements are satisfied;

                  (xiii) keep each seller of Registrable Securities advised in writing as to the initiation and progress of any registration under Sections 3 or 4;

                  (xiv) provide officers' certificates and other customary closing documents;

                  (xv) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                  (xvi) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and cooperate with the holders of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto.

         (b) Seller Information. The Company shall be entitled to require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. In addition, each seller shall be required to enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved

Underwriter or Company Underwriter, if any, selected as provided in Sections 3 or 4) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

         (c) Notice to Discontinue. Each holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a) (vi), such holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 6(a)(vi) and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement (including without limitation the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(vi) to and including the date when the holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(vi).

         SECTION 7. Registration Expenses.

         (a) The Company shall pay all of its expenses (other than underwriting discounts and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or blue sky laws (including reasonable fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, engraving, messenger and delivery expenses, and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including without limitation any fees and expenses in connection with any "cold comfort" letters and any special audits incident to or required by any registration or qualification) regardless of whether such registration statement is declared effective, unless such registration statement does not become effective due to the actions or inactions of the holders of the Registrable Securities included in such registration statement.

         (b) The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded, and rating agency fees.

         (c) In connection with each registration requested pursuant to Section 3, the Company will pay the reasonable fees and disbursements of the Holders' Counsel.

         SECTION 8. Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, partners, employees and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and, subject to Section 8(c), reasonable fees, disbursements and other charges of legal counsel) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein.

         (b) Indemnification by Holders. In connection with any registration statement in which a holder of Registrable Securities is participating pursuant to Sections 3 or 4, each such holder shall furnish to the Company in writing such information with respect to such holder as the Company may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, any underwriter retained by the Company and their respective directors, officers, employees and each Person who controls the Company or such underwriter (within the meaning of the Securities Act and the Exchange Act) to the same extent as the foregoing indemnity from the Company to the holders, but only with respect to any such information furnished in writing by such holder expressly for use in such registration statement. Notwithstanding the provisions of this Section 8(b), a holder of Registrable Securities shall not be required to pay any indemnification in an amount in excess of the net proceeds received by such holder in the offering to which such registration statement relates.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder, unless (and then solely to the extent that) the Indemnifying Party is materially prejudiced thereby. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate legal counsel in any such action and participate in the defense thereof, but the fees, disbursements and other charges of such legal counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with legal counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such legal counsel that either (A) representation of such Indemnified Party and the Indemnifying Party by the same legal counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld, unless such settlement contains an unconditional release of the Indemnified Party.

         (d) Contribution. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault and the relative benefit of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any fees, charges or expenses (including reasonable fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(d), a holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such holder in the offering to which such registration statement relates exceeds the amount of any damages that such holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person.

         (e) Survival. The indemnity and contribution covenants contained in this Section 8 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of a holder or any person controlling a holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the holders of the proceeds thereof, or (iii) any termination of this Agreement for any reason, including after the initial filing of the registration statement to which these indemnity and contribution covenants relate.

         SECTION 9. Rules 144 and 144A. The Company covenants that it shall duly and timely file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder; and that it shall take such further action as each holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rules 144 and 144A under the Securities Act), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any holder of Registrable Securities, deliver to such holder a written statement as to whether it has complied with such requirements. Without limiting the foregoing, the Company agrees that:

         (a) it will, if required by law, maintain a registration statement (containing such information and documents as the Commission shall specify) with respect to the Common Stock under Section 12 of the Exchange Act and will timely file such information, documents and reports as the Commission may require or prescribe for companies whose stock has been registered pursuant to said Section 12;

         (b) it will, if a registration statement with respect to the Common Stock under Section 12 is effective, or if required by Section 15(d) of the Exchange Act, make whatever filings with the Commission or otherwise make generally available to the public such financial and other information as may be necessary to enable the holders of Registrable Securities to be permitted to sell shares of Common Stock pursuant to the provisions of Rule 144 or 144A promulgated under the Securities Act (or any successor rule or regulation thereto); and

         (c) it will, at any time when any holder of Registrable Securities desires to make sales of any Registrable Securities in reliance on Rule 144A under the Securities Act (or any successor rule or regulation), provide such holder and any prospective purchaser therefrom with the information required by Rule 144A and otherwise cooperate with the holder in connection with such sale.

         The Company represents and warrants that any registration statement or any information document or report filed with the Commission in connection with the foregoing or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the seller of Registrable Securities, its partners, officers, directors, employees and agents and each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any such seller in connection with any offering or sale by such seller of Registrable Securities or any person, firm or corporation controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 8.

         SECTION 10. Limitation on Registration Rights of Others. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 3 remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated to grant any registration rights with priority over or that conflict with the registration rights granted herein.

         SECTION 11. Miscellaneous.

         (a) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

         (b) No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the designated holders of the Registrable Securities in this Agreement.

         (c) Remedies. The holders of the Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

         (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the prior written consent of the holders of at least 85% of the Registrable Securities.

         (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, recognized overnight courier service or personal delivery.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged if telecopied to the following addresses:

             if to the Company:

             Kinder Morgan, Inc.
             1301 McKinney
             Suite 3400
             Houston, Texas 77010
             Attention: Richard D. Kinder
             Telecopy: (713) 844-9570

             if to the Stockholders, as set forth on the signature pages hereto.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the registration rights and the other obligations of the Company contained in this Agreement shall with respect to any Registrable Security be automatically transferred to any subsequent holder of Registrable Securities (excluding any person who acquires such securities in a transaction with respect to which a registration statement under the Securities Act is effective at the time or pursuant to a sale complying with Rule 144 under the Securities Act). Notwithstanding any transfer of such rights, all of the obligations of the Company hereunder shall survive any such transfer and shall continue to inure to the benefit of all transferees.

         (g) Effectiveness. This Agreement shall be effective upon the Company's Registration Statement on Form S-1 filed on May 10, 1999 or any amendment thereto being declared effective by the Securities and Exchange Commission.

         (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

         (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of the holders of Registrable Securities shall be enforceable to the fullest extent permitted by law.

         (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered under seal as of the day and year first above written.

                                   KINDER MORGAN, INC.


                                   By:  /s/  WILLIAM V. MORGAN
                                      ----------------------------------------
                                      Name: William V. Morgan
                                      Title: President

                                      1301 McKinney, Suite 3400
                                      Houston, TX 77010
                                      Attention:  Richard D. Kinder
                                      Telecopy:   (713) 844-9570


                                   /s/  RICHARD D. KINDER
                                   -------------------------------------------
                                   RICHARD D. KINDER
                                      1301 McKinney, Suite 3400
                                      Houston, TX 77010
                                      Telecopy:   (713) 844-9570


                                   MORGAN ASSOCIATES, INC.


                                   By:  /s/  WILLIAM V. MORGAN
                                      ----------------------------------------
                                      William V. Morgan
                                      President
                                      1301 McKinney, Suite 3400
                                      Houston, TX 77010
                                      (713) 844-9570

                                   FIRST UNION CORPORATION


                                   By: /s/ TED A. GARDNER
                                      ----------------------------------------
                                      Ted A. Gardner
                                      Title: Managing Partner
                                      One First Union Center
                                      301 S. College Street, 5th Floor
                                      Charlotte, North Carolina 28288-0732
                                      Attention:  Ted A. Gardner
                                      Telecopy:  (704) 374-6711

                                    /s/ DAVID B. CARSON
                                   -------------------------------------------
                                   DAVID B. CARSON
                                   5417 Challisford Lane
                                   Charlotte, NC 28226
                                   Telecopy:

                                    /s/ CHERYL S. CARSON
                                   -------------------------------------------
                                   CHERYL S. CARSON
                                   5417 Challisford Lane
                                   Charlotte, NC 28226
                                   Telecopy:

                                    /s/ JAMES C. COOK
                                   -------------------------------------------
                                   JAMES C. COOK
                                   201 Hillside Avenue - C
                                   Charlotte, NC 28209
                                   Telecopy:

                                    /s/ FREDERICK W.  EUBANK II
                                   -------------------------------------------
                                   FREDERICK W.  EUBANK II
                                   2145 Malvern Road
                                   Charlotte, NC 28207
                                   Telecopy:

                                    /s/ TED A. GARDNER
                                   -------------------------------------------
                                   TED A. GARDNER
                                   1326 Dilworth Road
                                   Charlotte, NC 28203
                                   Telecopy:

                                    /s/ W. BARNES HAUPTFUHRER
                                   -------------------------------------------
                                   W. BARNES HAUPTFUHRER
                                   923 Granville Road
                                   Charlotte, NC 28207
                                   Telecopy:

                                    /s/ PEARCE A. LANDRY
                                   -------------------------------------------
                                   PEARCE A. LANDRY
                                   1008 Mount Vernon Ave.
                                   Charlotte, NC 28203
                                   Telecopy:

                                    /s/ DAVID N. MORRISON
                                   -------------------------------------------
                                   DAVID N. MORRISON
                                   2415 Charlotte Drive
                                   Charlotte, NC 28203
                                   Telecopy:

                                    /s/ SCOTT B. PERPER
                                   -------------------------------------------
                                   SCOTT B. PERPER
                                   3715 Columbine Circle
                                   Charlotte, NC 28211
                                   Telecopy:

                                    /s/ L. WATTS HAMRICK III
                                   -------------------------------------------
                                   L. WATTS HAMRICK III
                                   217 Huntley Place
                                   Charlotte, NC 28207
                                   Telecopy:

                                    /s/ KEVIN J. ROCHE
                                   -------------------------------------------
                                   KEVIN J. ROCHE
                                   7700 Baltusroll Lane
                                   Charlotte, NC 28210
                                   Telecopy:

                                    /s/ MARGARET M. ROCHE
                                   -------------------------------------------
                                   MARGARET M. ROCHE
                                   7700 Baltusroll Lane
                                   Charlotte, NC 28210
                                   Telecopy:

                                   SCHEDULE 1

                              Ownership of Shares


                                            Shares of             Shares of
          Stockholder                      Common Stock          Non-Voting
          -----------                      ------------         Common Stock
                                                                ------------
Richard D. Kinder                           19,319,036
Morgan Associates, Inc.                      7,291,113
First Union Corporation                      1,435,209            3,476,671
W. Barnes Hauptfuhrer                          126,818
Ted A. Gardner                                 182,494
Scott B. Perper                                129,911
Kevin J. and Margaret M. Roche                 126,818
James C. Cook                                  117,539
Frederick W. Eubank II                         117,539
L. Watts Hamrick III                           117,539
David B. and Cheryl S. Carson                   98,980
David N. Morrison                              117,539
Pearce A. Landry                                92,794
                                            ----------            ---------
Total                                       29,273,329            3,476,671
                                            ==========            =========